Sub-Item 77Q1(e)

                             MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

          This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Aim Advisors, Inc. ("Invesco Aim"). Invesco Aim shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

          For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco Aim will waive its advisory fees at the rate set forth on the Exhibit.

          For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:

          1. Each Trust, for itself and its Funds, and Invesco Aim agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco Aim will waive advisory fees payable by an Investing Trust in an amount equal to 100% of the net advisory fee Invesco Aim receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Trust invests (the "Waiver").

               i. Invesco Aim's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Trust during the previous month in an Affiliated Money Market Fund.

               ii. The Waiver will not apply to those investing Trusts that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

               iii. The Waiver will not apply to cash collateral for securities lending.

               For purposes of the paragraph above, the following terms shall have the following meanings:

               (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and

               (b) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

          2. Neither a Trust nor Invesco Aim may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Portfolio's Board of Trustee to remove or amend such Waiver. Invesco Aim will not have any right to reimbursement of any amount so waived.

          The Boards of Trustees and Invesco Aim may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco Aim will not have any right to reimbursement of any amount so waived or reimbursed.

          Subject to the foregoing paragraphs, each of the Trusts and Invesco Aim agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco Aim have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

          It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

          IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco Aim have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM TAX-EXEMPT FUNDS
                                        AIM TREASURER'S SERIES TRUST
                                        AIM VARIABLE INSURANCE FUNDS
                                        SHORT-TERM INVESTMENTS TRUST
                                        on behalf of the Funds
                                        listed in the Exhibit to
                                        this Memorandum of Agreement


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President


                                        INVESCO AIM ADVISORS, INC.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President

                          EXHIBIT A TO ADVISORY FEE MOA

       AIM EQUITY FUNDS                          WAIVER DESCRIPTION                    EFFECTIVE DATE    EXPIRATION DATE
       ----------------         ----------------------------------------------------   --------------   ----------------
AIM Charter Fund                Invesco Aim will waive advisory fees to the extent        1/1/2005         12/31/2012
                                necessary so that advisory fees Invesco Aim
                                receives do not exceed the annualized rates listed
                                below.
                                0.75% of the first $150M
                                0.615% of the next $4.85B
                                0.57% of the next $2.5B
                                0.545% of the next $2.5B
                                0.52% of the excess over $10B

AIM Constellation Fund          Invesco Aim will waive advisory                          3/27/2006         12/31/2012
                                fees to the extent necessary so
                                that advisory fees Invesco Aim receives do not
                                exceed the annualized rates listed below.
                                0.695% of the first $250M
                                0.615% of the next $4B
                                0.595% of the next $750M
                                0.57% of the next $2.5B
                                0.545% of the next $2.5B
                                0.52% of the excess over $10B

       AIM FUNDS GROUP                           WAIVER DESCRIPTION                    EFFECTIVE DATE    EXPIRATION DATE
       ---------------          ----------------------------------------------------   --------------   ----------------
AIM Basic Balanced Fund         Invesco Aim will waive advisory fees to the extent        1/1/2005         12/31/2012
                                necessary so that advisory fees Invesco Aim
                                receives do not exceed the annualized rates listed
                                below.
                                0.62% of the first $250M
                                0.605% of the next $250M
                                0.59% of the next $500M
                                0.575% of the next $1.5B
                                0.56% of the next $2.5B
                                0.545% of the next $2.5B
                                0.53% of the next $2.5B
                                0.515% of the excess over $10B

       AIM SECTOR FUNDS                          WAIVER DESCRIPTION                    EFFECTIVE DATE    EXPIRATION DATE
       ----------------         ----------------------------------------------------   --------------   ----------------
AIM Gold & Precious Metals      Invesco Aim will waive advisory fees to the extent        1/1/2005         6/30/2010
Fund                            necessary so that advisory fees Invesco Aim
                                receives do not exceed the annualized rates listed
                                below.
                                0.75% of the first $250M
                                0.74% of the next $250M
                                0.73% of the next $500M
                                0.72% of the next $1.5B
                                0.71% of the next $2.5B
                                0.70% of the next $2.5B
                                0.69% of the next $2.5B
                                0.68% of the excess over $10B

 AIM TREASURER'S SERIES TRUST                    WAIVER DESCRIPTION                    EFFECTIVE DATE    EXPIRATION DATE
 ----------------------------   ----------------------------------------------------   --------------   ----------------
Premier Portfolio               Invesco Aim will waive advisory fees in the amount        2/25/2005        6/30/2010
                                of 0.03% of the Fund's average daily net assets

Premier U.S. Government         Invesco Aim will waive advisory fees in the amount        2/25/2005        6/30/2010
Money Portfolio                 of 0.03% of the Fund's average daily net assets

 AIM VARIABLE INSURANCE FUNDS                    WAIVER DESCRIPTION                    EFFECTIVE DATE    EXPIRATION DATE
 ----------------------------   ----------------------------------------------------   --------------   ----------------
AIM V. I. Basic                 Invesco Aim will waive advisory fees to the extent        1/1/2005         06/30/2010
Balanced Fund                   necessary so that advisory fees Invesco Aim
                                receives do not exceed the annualized rates listed
                                below.
                                0.62% of the first $150M
                                0.50% of the next $4.85B
                                0.475% of the next $5B
                                0.45% of the excess over $10B

AIM V. I. Capital               Invesco Aim will waive advisory fees to the extent        1/1/2005         4/30/2010
Development Fund                necessary so that advisory fees Invesco Aim
                                receives do not exceed the annualized rates listed
                                below.
                                0.745% of the first $250M
                                0.73% of the next $250M
                                0.715% of the next $500M
                                0.70% of the next $1.5B
                                0.685% of the next $2.5B
                                0.67% of the next $2.5B
                                0.655% of the next $2.5B
                                0.64% of the excess over $10B

                                                        As Revised July 14, 2009

                                    EXHIBIT B

                           AIM COUNSELOR SERIES TRUST

PORTFOLIO                                  EFFECTIVE DATE   COMMITTED UNTIL
---------                                  --------------   ---------------
AIM Core Plus Bond Fund                     June 2, 2009     June 30, 2010
AIM Floating Rate Fund                      July 1, 2007     June 30, 2010
AIM Multi-Sector Fund                       July 1, 2007     June 30, 2010
AIM Select Real Estate Income Fund          July 1, 2007     June 30, 2010
AIM Structured Core Fund                    July 1, 2007     June 30, 2010
AIM Structured Growth Fund                  July 1, 2007     June 30, 2010
AIM Structured Value Fund                   July 1, 2007     June 30, 2010

                                AIM EQUITY FUNDS

PORTFOLIO                                  EFFECTIVE DATE   COMMITTED UNTIL
---------                                  --------------   ---------------
AIM Capital Development Fund                 July 1, 2007    June 30, 2010
AIM Charter Fund                             July 1, 2007    June 30, 2010
AIM Constellation Fund                       July 1, 2007    June 30, 2010
AIM Disciplined Equity Fund                 July 14, 2009    June 30, 2010
AIM Diversified Dividend Fund                July 1, 2007    June 30, 2010
AIM Large Cap Basic Value Fund               July 1, 2007    June 30, 2010
AIM Large Cap Growth Fund                    July 1, 2007    June 30, 2010
AIM Summit Fund                              July 1, 2007    June 30, 2010

                                 AIM FUNDS GROUP

FUND                                       EFFECTIVE DATE   COMMITTED UNTIL
----                                       --------------   ---------------
AIM Basic Balanced Fund                     July 1, 2007     June 30, 2010
AIM European Small Company Fund             July 1, 2007     June 30, 2010
AIM Global Core Equity Fund                 July 1, 2007     June 30, 2010
AIM International Small Company Fund        July 1, 2007     June 30, 2010
AIM Mid Cap Basic Value Fund                July 1, 2007     June 30, 2010
AIM Select Equity Fund                      July 1, 2007     June 30, 2010
AIM Small Cap Equity Fund                   July 1, 2007     June 30, 2010

                                AIM GROWTH SERIES

FUND                                       EFFECTIVE DATE   COMMITTED UNTIL
----                                       --------------   ---------------
AIM Basic Value Fund                        July 1, 2007     June 30, 2010
AIM Global Equity Fund                      July 1, 2007     June 30, 2010
AIM Mid Cap Core Equity Fund                July 1, 2007     June 30, 2010
AIM Small Cap Growth Fund                   July 1, 2007     June 30, 2010

                                                        As Revised July 14, 2009

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                       EFFECTIVE DATE   COMMITTED UNTIL
----                                       --------------   ---------------
AIM Asia Pacific Growth Fund                July 1, 2007     June 30, 2010
AIM European Growth Fund                    July 1, 2007     June 30, 2010
AIM Global Growth Fund                      July 1, 2007     June 30, 2010
AIM Global Small & Mid Cap Growth Fund      July 1, 2007     June 30, 2010
AIM International Core Equity Fund          July 1, 2007     June 30, 2010
AIM International Growth Fund               July 1, 2007     June 30, 2010

                              AIM INVESTMENT FUNDS

FUND                                       EFFECTIVE DATE   COMMITTED UNTIL
----                                       --------------   ---------------
AIM Balanced-Risk Allocation Fund*          May 29, 2009     June 30, 2010
AIM China Fund                              July 1, 2007     June 30, 2010
AIM Developing Markets Fund                 July 1, 2007     June 30, 2010
AIM Global Health Care Fund                 July 1, 2007     June 30, 2010
AIM International Total Return Fund         July 1, 2007     June 30, 2010
AIM Japan Fund                              July 1, 2007     June 30, 2010
AIM LIBOR Alpha Fund                        July 1, 2007     June 30, 2010
AIM Trimark Endeavor Fund                   July 1, 2007     June 30, 2010
AIM Trimark Fund                            July 1, 2007     June 30, 2010
AIM Trimark Small Companies Fund            July 1, 2007     June 30, 2010

* Advisory fees to be waived by Invesco Aim for AIM Balanced-Risk Allocation Fund also include advisory fees that Invesco Aim receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Aim Cayman Commodity Fund I, Ltd. invests.

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                       EFFECTIVE DATE   COMMITTED UNTIL
----                                       --------------   ---------------
AIM Core Bond Fund                          July 1, 2007     June 30, 2010
AIM Dynamics Fund                           July 1, 2007     June 30, 2010
AIM Global Real Estate Fund                 July 1, 2007     June 30, 2010
AIM High Yield Fund                         July 1, 2007     June 30, 2010
AIM Income Fund                             July 1, 2007     June 30, 2010
AIM Limited Maturity Treasury Fund          July 1, 2007     June 30, 2010
AIM Money Market Fund                       July 1, 2007     June 30, 2010
AIM Municipal Bond Fund                     July 1, 2007     June 30, 2010
AIM Real Estate Fund                        July 1, 2007     June 30, 2010
AIM Short Term Bond Fund                    July 1, 2007     June 30, 2010
AIM U.S. Government Fund                    July 1, 2007     June 30, 2010

                                                        As Revised July 14, 2009

                                AIM SECTOR FUNDS

FUND                                       EFFECTIVE DATE   COMMITTED UNTIL
----                                       --------------   ---------------
AIM Energy Fund                             July 1, 2007     June 30, 2010
AIM Financial Services Fund                 July 1, 2007     June 30, 2010
AIM Gold & Precious Metals Fund             July 1, 2007     June 30, 2010
AIM Leisure Fund                            July 1, 2007     June 30, 2010
AIM Technology Fund                         July 1, 2007     June 30, 2010
AIM Utilities Fund                          July 1, 2007     June 30, 2010

                              AIM TAX-EXEMPT FUNDS

FUND                                       EFFECTIVE DATE   COMMITTED UNTIL
----                                       --------------   ---------------
AIM High Income Municipal Fund              July 1, 2007     June 30, 2010
AIM Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2010
AIM Tax-Free Intermediate Fund              July 1, 2007     June 30, 2010

                          AIM VARIABLE INSURANCE FUNDS

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL
----                                       ----------------    ---------------
AIM V.I. Basic Balanced Fund                 July 1, 2007       June 30, 2010
AIM V.I. Basic Value Fund                    July 1, 2007       June 30, 2010
AIM V.I. Capital Appreciation Fund           July 1, 2007       June 30, 2010
AIM V.I. Capital Development Fund            July 1, 2007       June 30, 2010
AIM V.I. Core Equity Fund                    July 1, 2007       June 30, 2010
AIM V.I. Diversified Income Fund             July 1, 2007       June 30, 2010
AIM V.I. Dynamics Fund                       July 1, 2007       June 30, 2010
AIM V.I. Financial Services Fund             July 1, 2007       June 30, 2010
AIM V.I. Global Health Care Fund             July 1, 2007       June 30, 2010
AIM V.I. Global Real Estate Fund             July 1, 2007       June 30, 2010
AIM V.I. Government Securities Fund          July 1, 2007       June 30, 2010
AIM V.I. High Yield Fund                     July 1, 2007       June 30, 2010
AIM V.I. International Growth Fund           July 1, 2007       June 30, 2010
AIM V.I. Large Cap Growth Fund               July 1, 2007       June 30, 2010
AIM V.I. Leisure Fund                        July 1, 2007       June 30, 2010
AIM V.I. Mid Cap Core Equity Fund            July 1, 2007       June 30, 2010
AIM V.I. Money Market Fund                   July 1, 2007       June 30, 2010
AIM V.I. PowerShares ETF Allocation Fund   October 22, 2008     June 30, 2010
AIM V.I. Small Cap Equity Fund               July 1, 2007       June 30, 2010
AIM V.I. Technology Fund                     July 1, 2007       June 30, 2010
AIM V.I. Utilities Fund                      July 1, 2007       June 30, 2010

                          SHORT-TERM INVESTMENTS TRUST

FUND                                       EFFECTIVE DATE   COMMITTED UNTIL
----                                       --------------   ---------------
Government TaxAdvantage Portfolio           July 1, 2007     June 30, 2010
STIC Prime Portfolio                        July 1, 2007     June 30, 2010
Treasury Portfolio                          July 1, 2007     June 30, 2010

                                                                Sub-Item 77Q1(e)

                           FOURTH AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT
                 (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

          This Fourth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Aim Advisors, Inc. ("Invesco Aim").

          For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco Aim agree as follows:

          1. Each Fund, for itself and its Portfolios, and Invesco Aim agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco Aim has agreed that it will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

          2. Neither a Fund nor Invesco Aim may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco Aim will not have any right to reimbursement of any amount so waived.

          Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco Aim are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco Aim desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco Aim agree to be bound.

         Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco Aim with respect to any other fee waivers, expense reimbursements and/or expense limitations.

          IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco Aim have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM TAX-EXEMPT FUNDS
                                        AIM TREASURER'S SERIES TRUST
                                        AIM VARIABLE INSURANCE FUNDS
                                        SHORT-TERM INVESTMENTS TRUST


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President


                                        INVESCO AIM ADVISORS, INC.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President

                                                        As revised July 14, 2009

                                   EXHIBIT "A"

                           AIM COUNSELOR SERIES TRUST

PORTFOLIO                                  EFFECTIVE DATE     COMMITTED UNTIL*
---------                                ------------------   ----------------
AIM Core Plus Bond Fund                     June 2, 2009
AIM Floating Rate Fund                     April 14, 2006
AIM Multi-Sector Fund                     November 25, 2003
AIM Select Real Estate Income Fund          March 9, 2007
AIM Structured Core Fund                   March 31, 2006
AIM Structured Growth Fund                 March 31, 2006
AIM Structured Value Fund                  March 31, 2006

                                AIM EQUITY FUNDS

PORTFOLIO                                  EFFECTIVE DATE     COMMITTED UNTIL*
---------                                ------------------   ----------------
AIM Capital Development Fund                June 21, 2000
AIM Charter Fund                            June 21, 2000
AIM Constellation Fund                      June 21, 2000
AIM Disciplined Equity Fund                 July 14, 2009
AIM Diversified Dividend Fund             December 28, 2001
AIM Large Cap Basic Value Fund              June 21, 2000
AIM Large Cap Growth Fund                   June 21, 2000
AIM Summit Fund                             July 24, 2000

                                 AIM FUNDS GROUP

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ----------------
AIM Basic Balanced Fund                  September 28, 2001
AIM European Small Company Fund            August 30, 2000
AIM Global Core Equity Fund               December 27, 2000
AIM International Small Company Fund       August 30, 2000
AIM Mid Cap Basic Value Fund              December 27, 2001
AIM Select Equity Fund                      June 1, 2000
AIM Small Cap Equity Fund                  August 30, 2000

                                AIM GROWTH SERIES

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ----------------
AIM Basic Value Fund                        June 5, 2000
AIM Global Equity Fund                    September 1, 2001
AIM Mid Cap Core Equity Fund              September 1, 2001
AIM Small Cap Growth Fund                September 11, 2000

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                                                        As revised July 14, 2009

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ----------------
AIM Asia Pacific Growth Fund                June 21, 2000
AIM European Growth Fund                    June 21, 2000
AIM Global Growth Fund                      June 21, 2000
AIM Global Small & Mid Cap Growth Fund      June 21, 2000
AIM International Growth Fund               June 21, 2000
AIM International Core Equity Fund        November 25, 2003

                              AIM INVESTMENT FUNDS

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ----------------
AIM Balanced-Risk Allocation Fund           May 29, 2009
AIM China Fund                             March 31, 2006
AIM Developing Markets Fund               September 1, 2001
AIM Global Health Care Fund               September 1, 2001
AIM International Total Return Fund        March 31, 2006
AIM Japan Fund                             March 31, 2006
AIM LIBOR Alpha Fund                       March 31, 2006
AIM Trimark Endeavor Fund                 November 4, 2003
AIM Trimark Fund                          November 4, 2003
AIM Trimark Small Companies Fund          November 4, 2003

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ----------------
AIM Core Bond Fund                        December 28, 2001
AIM Dynamics Fund                         November 25, 2003
AIM Global Real Estate Fund                April 29, 2005
AIM High Yield Fund                         June 1, 2000
AIM Income Fund                             June 1, 2000
AIM Limited Maturity Treasury Fund          June 1, 2000
AIM Money Market Fund                       June 1, 2000
AIM Municipal Bond Fund                     June 1, 2000
AIM Real Estate Fund                     September 11, 2000
AIM Short Term Bond Fund                   August 29, 2002
AIM U.S. Government Fund                    June 1, 2000

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                                                        As revised July 14, 2009

                                AIM SECTOR FUNDS

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ----------------
AIM Energy Fund                           November 25, 2003
AIM Financial Services Fund               November 25, 2003
AIM Gold & Precious Metals Fund           November 25, 2003
AIM Leisure Fund                          November 25, 2003
AIM Technology Fund                       November 25, 2003
AIM Utilities Fund                        November 25, 2003

                              AIM TAX-EXEMPT FUNDS

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ----------------
AIM High Income Municipal Fund              June 1, 2000
AIM Tax-Exempt Cash Fund                    June 1, 2000
AIM Tax-Free Intermediate Fund              June 1, 2000

                          AIM TREASURER'S SERIES TRUST

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ----------------
Premier Portfolio                         November 25, 2003
Premier Tax-Exempt Portfolio              November 25, 2003
Premier U.S. Government Money             November 25, 2003
Portfolio

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                                                        As revised July 14, 2009

                          AIM VARIABLE INSURANCE FUNDS

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ----------------
AIM V.I. Basic Balanced Fund                 May 1, 2000
AIM V.I. Basic Value Fund                September 10, 2001
AIM V.I. Capital Appreciation Fund           May 1, 2000
AIM V.I. Capital Development Fund            May 1, 2000
AIM V.I. Core Equity Fund                    May 1, 2000
AIM V.I. Diversified Income Fund             May 1, 2000
AIM V.I. Dynamics Fund                     April 30, 2004
AIM V.I. Financial Services Fund           April 30, 2004
AIM V.I. Global Health Care Fund           April 30, 2004
AIM V.I. Global Real Estate Fund           April 30, 2004
AIM V.I. Government Securities Fund          May 1, 2000
AIM V.I. High Yield Fund                     May 1, 2000
AIM V.I. International Growth Fund           May 1, 2000
AIM V.I. Large Cap Growth Fund            September 1, 2003
AIM V.I. Leisure Fund                      April 30, 2004
AIM V.I. Mid Cap Core Equity Fund        September 10, 2001
AIM V.I. Money Market Fund                   May 1, 2000
AIM V.I. Small Cap Equity Fund            September 1, 2003
AIM V.I. Technology Fund                   April 30, 2004
AIM V.I. Utilities Fund                    April 30, 2004

                          SHORT-TERM INVESTMENTS TRUST

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ----------------
Government & Agency Portfolio               June 1, 2000
Government TaxAdvantage Portfolio           June 1, 2000
Liquid Assets Portfolio                     June 1, 2000
STIC Prime Portfolio                        June 1, 2000
Tax-Free Cash Reserve Portfolio             June 1, 2000
Treasury Portfolio                          June 1, 2000

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.